Exhibit 10.15.a

FIRST AMENDMENT TO TRUST AGREEMENT BETWEEN

FIDELITY MANAGEMENT TRUST COMPANY AND

FMC CORPORATION

THIS FIRST AMENDMENT, effective as of the first day of October, 2003, except as otherwise stated herein, by and between Fidelity Management Trust Company (the “Trustee”) and FMC Corporation (the “Sponsor”);

WITNESSETH:

WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated and restated September 28, 2001, with regard to the FMC Corporation Nonqualified Savings and Investment Plan (the “Plan”); and

WHEREAS, the Sponsor has informed the Trustee that effective as of the close of business (4 p.m. ET) on June 30, 2003, the assets of the FMC Technologies Stock Fund were also frozen to exchanges out; and

WHEREAS, the Sponsor desired and directed the Trustee, in accordance with Section 8(b), to commence liquidating all Participant balances held in the FMC Technologies Stock Fund on July 1, 2003, in accordance with Fidelity’s best practices in the marketplace. The Sponsor was aware that market conditions may dictate that the trading occurs until July 7, 2003. The Sponsor directed that upon completion of the liquidation and settlement of the last trade on July 7, 2003, the Trustee shall invest the proceeds in the Fidelity Money Market Trust: Retirement Government Money Market Portfolio. The parties hereto agree that the Trustee shall have no discretionary authority with respect to this sale and transfer directed by the Sponsor. Any variation from the procedure described herein may be instituted only at the express written direction of the Sponsor; and

WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 16 thereof;

NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

(1)	Effective July 8, 2003, amending Section 1, Definitions, to remove all references to “FMC Technologies Stock”, “FMC Technologies Stock Fund” and Schedule “F” in subsections (d), (g) and (bb) and to remove subsections (p) and (q), in their entireties.

(2)	Effective July 8, 2003, amending Section 5(b), Available Investment Options, to remove subsection (2) FMC Technologies Stock, in its entirety, and re-numbering all subsequent subsections accordingly.

(3)	Effective July 8, 2003, amending Section 5(e), Stock, to remove subsection (i), FMC Technologies Stock Fund, in its entirety, and re-numbering all subsequent subsections accordingly.

(4)

Effective as of the close of business (4 p.m. ET) on June 30, 2003, the “investment options” section of Schedule “A” to replace the reference to “FMC Technologies, Inc. Stock Fund (defined herein as “FMC Technologies Stock Fund”)(available as an investment option as of the Spin-Off Date; frozen to contributions and exchanges in after the Sponsor distributes its interest in FMC Technologies, lnc.)” with “FMC Technologies, Inc. Stock Fund (defined herein as “FMC Technologies Stock Fund”)(available as an

FMC Corporation First Amendment LPS/NQ/Trust

investment option as of the Spin-Off Date; frozen to incoming contributions and exchanges in and out)”.

(5)	Effective July 8, 2003, amending the “investment options” section of Schedule “A” to remove the following:

•	FMC Technologies, Inc. Stock Fund (defined herein as “FMC Technologies Stock Fund”)( available as an investment option as of the Spin-Off Date; frozen to incoming contributions and exchanges in and out)

(6)	Amending Schedule “B” by restating the “Non-Fidelity Mutual Funds” section in its entirety, as follows:

Non-Fidelity Mutual Funds:	Fees paid directly to Fidelity Investments Institutional Operations Company, Inc. (FIIOC) or its affiliates by Non-Fidelity Mutual Fund vendors shall be posted and updated quarterly on Plan Sponsor Webstation at https://psw.fidelity.com or a successor site.

(7)	Effective July 8, 2003, amending the “Stock Administration Fee” section of Schedule “B” to remove all references to the “FMC Technologies Stock Fund”.

(8)	Effective July 8, 2003, amending Schedule “E” to remove the “FMC Technologies Stock Fund” section, in its entirety.

(9)	Effective July 8, 2003, removing Schedule “F”, in its entirety.

IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this First Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

FMC CORPORATION			FIDELITY MANAGEMENT TRUST COMPANY

By:	/s/ Kenneth R. Garrett	10/23/03	By:	/s/ Illegible	11/26/03

		Date		FMTC Authorized Signatory	Date

FMC Corporation First Amendment LPS/NQ/Trust	2